SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 24, 2002


                         PRG-SCHULTZ INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

                        Commission File Number 000-28000

            Georgia                                    58-2213805
(State or other jurisdiction of               (IRS Employer Identification
         incorporation)                                   No.)




           2300 Windy Ridge Parkway
               Suite 100 North
               Atlanta, Georgia                               30339-8426
   (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number including area code (770) 779-3900




          (Former name or former address, if changed since last report)

Item 5.  Other Events.

On January 24, 2002, PRG-Schultz International, Inc. ("PRG-Schultz") issued a press release announcing shareholder approval for the acquisition of substantially all of the assets of Howard Schultz & Associates International, Inc. ("HSA-Texas") and substantially all of the stock of certain of its affiliated foreign operating companies, a press release announcing the closing of the HSA-Texas acquisitions and the board of directors' decision to reclassify remaining discontinued operations as continuing and a press release appointing Mark C. Perlberg as PRG-Schultz's Chief Operating Officer. In addition, on February 18, 2002, PRG-Schultz issued a press release announcing its results for the quarter-ended December 31, 2001 and the year-ended December 31, 2001. PRG-Schultz hereby incorporates by reference herein the information set forth in its Press Releases dated January 24, 2002 and February 18, 2002, copies of which are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4. Except as otherwise provided in the press releases, the press releases speak only as of the date of such press releases and such press releases shall not create any implication that the affairs of PRG-Schultz have continued unchanged since such date.

Except for the historical information contained in this report, the statements made by PRG-Schultz are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. PRG-Schultz's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Releases. For further information on other risk factors, please refer to the "Risk Factors" contained in PRG-Schultz's Current Report on Form 8-K filed on December 17, 2001 with the Securities and Exchange Commission.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements.

                Not applicable.

(b)      Pro Forma Financial Information.

                Not applicable.

(c)      Exhibits.

                Exhibit Number         Description

                99.1                   Press Release dated January 24, 2002

                99.2                   Press Release dated January 24, 2002

                99.3                   Press Release dated January 24, 2002

                99.4                   Press Release dated February 18, 2002



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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PRG-SCHULTZ INTERNATIONAL, INC.



Date: February 20, 2002         By: /s/     Donald E. Ellis, Jr.
                                   ---------------------------------------------
                                         Donald E. Ellis,  Jr.,  Executive  Vice
                                         President -  Finance,  Chief  Financial
                                         Officer and Treasurer
                                         (Principal Financial Officer)




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


                                  EXHIBIT INDEX



Exhibit Number             Description                                    Page

99.1                 Press Release dated January 24, 2002                   5
99.2                 Press Release dated January 24, 2002                   8
99.3                 Press Release dated January 24, 2002                  13
99.4                 Press Release dated February 18, 2002                 14



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